SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 22, 2025

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36081	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Controls Drive, Shelton, Connecticut		06484
(Address of Principal Executive Offices)		(Zip Code)

(203) 937-6137
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.00001 per share	NNVC	NYSE-American

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 22, 2025, NanoViricides, Inc. (the “Company”) reconvened and held its 2025 Annual Meeting of Stockholders (the “Meeting”) . At the meeting, 7,906,820 shares of the Company’s common stock and 838,025 shares of Series A Convertible Preferred Stock (“Series A Preferred Shares”) entitled to vote at the Meeting, as of the record date of October 3, 2025, were present in person or by proxy, representing approximately 61% of the Company’s outstanding voting capital stock and constituting a quorum for the transaction of business.

With a quorum present, the required shareholders approved the following proposals: (i) the re-election of Anil Diwan as a Class I Director for a two-year term expiring at the 2027 annual meeting of stockholders and until their successor is duly elected and qualified or until their earlier resignation or removal; (ii) to conduct an advisory vote on the compensation of the Company’s named Executive Officers; and (iii) the ratification of the appointment of EisnerAmper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026. Each proposal is described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on October 7, 2025.

The voting results of the shares of the Company’s voting stock for each proposal are set forth below:

Proposal 1 – Election of Director - Re-Election of Anil Diwan as a Class I Director:

Director	For	Against	Votes Abstained
Anil Diwan	9,757,652	173,096	48,971

Proposal 2 – Advisory Vote on Executive Compensation – To conduct an advisory vote on the compensation of the Company’s named Executive Officers:

Votes For	Votes Against	Votes Abstained
9,500,223	420,374	59,122

Proposal 3 – Ratification of Accounting Firm – To ratify the appointment of EisnerAmper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026:

Votes For	Votes Against	Votes Abstained
14,594,257	194,416	60,051

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: November 26, 2025	By:	/s/ Anil Diwan
	Name:	Anil Diwan
	Title:	Chairman, President